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                               % of pool      average LTV       LTV above 80%      LTV above 90%       % full doc      % owner occ
                           ---------------------------------------------------------------------------------------------------------

A      FICO below 600            33.59              77.09              37.14                4.36           60.43            97.06
                           ---------------------------------------------------------------------------------------------------------
       FICO below 580            24.09              75.64               32.8                2.39           61.02            97.72
                           ---------------------------------------------------------------------------------------------------------
       FICO below 560            17.03              74.42              28.34                0.77           60.54            98.08
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                            ave wac      % below 100k      % above 500k      % IO     ave DTI    DTI > 45%
                          ---------------------------------------------------------------------------------

A      FICO below 600         8.094            15.27               4.5       8.03      41.39        39.23
                          ---------------------------------------------------------------------------------
       FICO below 580           8.3            16.42              4.61       3.91      41.45        39.65
                          ---------------------------------------------------------------------------------
       FICO below 560         8.503            17.01              2.25       1.53      41.58         40.8
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                               % of pool     average LTV       FICO <600       FICO < 575      % full doc      % owner occ
                           -------------------------------------------------------------------------------------------------

B       LTV above 85%            27.23            92.9             22.5             9.82         50.12            94.03
                           -------------------------------------------------------------------------------------------------
        LTV above 90%            11.75            97.1            12.46             3.52         49.64            99.14
                           -------------------------------------------------------------------------------------------------
        LTV above 95%             5.39           99.91             6.54             0.86         40.84            99.92
----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                        ave wac    % below 100k    % above 500k     % IO    ave DTI    DTI > 45%    LTV above 80%   LTV above 90%
                      -----------------------------------------------------------------------------------------------------------

B     LTV above 85%       8.089        19.94            3.93       19.32     41.39         37.99          100           43.15
                      -----------------------------------------------------------------------------------------------------------
      LTV above 90%       8.697         33.2            1.79       10.57     42.02         41.12          100             100
                      -----------------------------------------------------------------------------------------------------------
      LTV above 95%       9.552        57.72            1.81        8.24     41.95          41.2          100             100
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                            % of pool     average LTV       FICO <600        FICO < 575        % full doc      % owner occ
                        ----------------------------------------------------------------------------------------------------

C        DTI > 40%            62.93           81.39            32.48             21.12            43.3            95.57
                        ----------------------------------------------------------------------------------------------------
         DTI > 45%            38.86           81.26            33.09             21.94           45.35            95.64
                        ----------------------------------------------------------------------------------------------------
         DTI > 50%             9.45           79.76            41.05             29.56           54.93            95.22
----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                       ave wac     % below 100k     % above 500k     % IO    ave DTI   DTI > 45%   LTV above 80%    LTV above 90%
                     ------------------------------------------------------------------------------------------------------------

C       DTI > 40%        7.419           10.17             6.43      31.8      46.5        61.75           40.07             12.3
                     ------------------------------------------------------------------------------------------------------------
        DTI > 45%        7.416             9.7             6.22     31.92     48.82          100           39.78            12.31
                     ------------------------------------------------------------------------------------------------------------
        DTI > 50%        7.406            7.85             6.62     25.82     52.45          100           37.15             8.51
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
D       Non Owner Occ         % of pool      average LTV       FICO <600       FICO < 575       % full doc      % owner occ
                          ---------------------------------------------------------------------------------------------------

         Stated Docs            52.42            80.31            14.99             7.53              0                0
                          ---------------------------------------------------------------------------------------------------
      Loans below 100k          18.48               80             29.6            21.67          52.58                0
                          ---------------------------------------------------------------------------------------------------
          IO Loans              11.71            84.86             8.99                0          16.06                0
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
D     Non Owner Occ    ave wac    % below 100k    % above 500k     % IO     ave DTI    DTI > 45%    LTV > 80%     LTV > 90%
                      ------------------------------------------------------------------------------------------------------

       Stated Docs       7.808        14.25           10.99       16.82      39.17        29.16       51.02           1.8
                      ------------------------------------------------------------------------------------------------------
    Loans below 100k     8.453          100               0        3.28      36.82        30.49        54.1          4.09
                      ------------------------------------------------------------------------------------------------------
        IO Loans         7.629         5.17               0         100      36.97        26.37       64.03             0
----------------------------------------------------------------------------------------------------------------------------

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E   When do IOs reset
    --------------------------------------------------------------------------------------------------------------------------------
    MONTHS TO NEXT RESET         COUNT      BALANCE ($)     % OF BALANCE         WAC       REMAINING TERM    WA LTV       WA FICO
    --------------------------------------------------------------------------------------------------------------------------------

    15                               1          482,800             0.27           5.25          351           85.0          601
    --------------------------------------------------------------------------------------------------------------------------------
    16                              11        2,655,063              1.5          6.398          352           82.4          663
    --------------------------------------------------------------------------------------------------------------------------------
    17                              35        9,638,776             5.46          6.914          353           83.7          650
    --------------------------------------------------------------------------------------------------------------------------------
    18                              70       20,686,005            11.71          6.631          354           81.2          660
    --------------------------------------------------------------------------------------------------------------------------------
    19                              40       11,792,273             6.68          6.605          355           81.6          658
    --------------------------------------------------------------------------------------------------------------------------------
    20                              23        5,784,134             3.27          7.027          356           84.3          624
    --------------------------------------------------------------------------------------------------------------------------------
    21                              77       19,693,999            11.15          6.739          357           79.9          699
    --------------------------------------------------------------------------------------------------------------------------------
    22                              71       20,470,700            11.59          6.652          358           80.8          681
    --------------------------------------------------------------------------------------------------------------------------------
    23                              35        8,980,175             5.08          6.271          359           79.9          653
    --------------------------------------------------------------------------------------------------------------------------------
    27                               1           75,700             0.04           7.95          351           80.0          580
    --------------------------------------------------------------------------------------------------------------------------------
    28                               5        1,732,994             0.98          6.479          352           79.0          649
    --------------------------------------------------------------------------------------------------------------------------------
    29                               7        2,223,500             1.26          6.977          353           85.1          663
    --------------------------------------------------------------------------------------------------------------------------------
    30                               8        1,784,303             1.01           6.55          354           79.3          634
    --------------------------------------------------------------------------------------------------------------------------------
    31                               8        2,245,262             1.27           7.14          355           85.6          649
    --------------------------------------------------------------------------------------------------------------------------------
    32                               3        1,203,396             0.68          7.225          356           82.6          606
    --------------------------------------------------------------------------------------------------------------------------------
    33                              10        1,666,587             0.94           7.06          357           80.8          644
    --------------------------------------------------------------------------------------------------------------------------------
    34                              17        3,376,459             1.91          6.876          358           80.2          652
    --------------------------------------------------------------------------------------------------------------------------------
    35                               1          270,000             0.15           6.89          359           90.0          600
    --------------------------------------------------------------------------------------------------------------------------------
    51                               3        1,188,679             0.67           6.11          351           79.9          649
    --------------------------------------------------------------------------------------------------------------------------------
    52                              12        3,050,434             1.73          6.436          352           84.9          663
    --------------------------------------------------------------------------------------------------------------------------------
    53                              10        2,824,527              1.6          7.017          353           85.7          670
    --------------------------------------------------------------------------------------------------------------------------------
    54                              11        2,489,306             1.41          6.984          354           81.9          686
    --------------------------------------------------------------------------------------------------------------------------------
    55                              13        3,493,292             1.98           6.82          355           80.9          669
    --------------------------------------------------------------------------------------------------------------------------------
    56                               8        3,446,852             1.95          6.636          356           79.9          651
    --------------------------------------------------------------------------------------------------------------------------------
    57                               7        1,521,300             0.86          7.201          357           79.6          662
    --------------------------------------------------------------------------------------------------------------------------------
    58                              36       10,433,529             5.91          6.572          358           81.6          704
    --------------------------------------------------------------------------------------------------------------------------------
    59                             109       33,002,573            18.68          6.595          359           81.2          694
    --------------------------------------------------------------------------------------------------------------------------------
    60                               1          450,000             0.25            6.5          360           75.0          792
    --------------------------------------------------------------------------------------------------------------------------------
    TOTAL:                         633      176,662,618              100          6.671          356           81.4          673
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
H    What are top 10 cities and average strats for each
     ------------------------------------------------------------------------------------------------------------------------------
     TOP 10 CITIES OF OVERALL POOL       LOANS       BALANCE ($)        BALANCE       RATE (%)     (MONTHS)         LTV       SCORE
     ------------------------------------------------------------------------------------------------------------------------------

     Los Angeles CA                          53       15,493,863          2.65          6.95         354          75.86       628
     ------------------------------------------------------------------------------------------------------------------------------
     San Diego CA                            38       10,775,180          1.84          6.95         349          79.08       661
     ------------------------------------------------------------------------------------------------------------------------------
     Las Vegas NV                            56       10,743,895          1.84          7.65         351          81.87       623
     ------------------------------------------------------------------------------------------------------------------------------
     Miami FL                                48        7,550,148          1.29         7.554         352          82.22       629
     ------------------------------------------------------------------------------------------------------------------------------
     San Jose CA                             21        6,934,286          1.19         6.659         354          82.62       676
     ------------------------------------------------------------------------------------------------------------------------------
     Anaheim CA                              24        6,517,050          1.11         7.044         342           79.1       675
     ------------------------------------------------------------------------------------------------------------------------------
     Sacramento CA                           32        6,480,339          1.11          7.25         356          79.11       606
     ------------------------------------------------------------------------------------------------------------------------------
     Stockton CA                             28        6,207,849          1.06          7.03         356          81.96       625
     ------------------------------------------------------------------------------------------------------------------------------
     Santa Ana CA                            25        6,000,574          1.03         6.789         345          79.61       698
     ------------------------------------------------------------------------------------------------------------------------------
     Santa Rosa CA                           18        5,815,503          0.99         6.813         351          81.91       700
     ------------------------------------------------------------------------------------------------------------------------------
     Other                                2,999      502,005,035         85.88         7.491         350           80.9       626
     ------------------------------------------------------------------------------------------------------------------------------
     TOTAL:                               3,342      584,523,723           100         7.434         350          80.76       629
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
I    What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?
     ----------------------------------------------------------------------------------------------------------------------------
     LTV > 90       LOANS      BALANCE ($)     % OF BALANCE     RATE (%)    % STATED    % IO LOANS    % NON-OWNER   % FICO LESS
                                                                            DOCTYPE                    OCCUPIED      THAN 600
     ----------------------------------------------------------------------------------------------------------------------------

     LTV > 90        668       68,679,298          11.75         8.697       45.13         10.57         0.86          12.46
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J   What is max LTV for stated income and minimum FICO for stated income?
    Max LTV for Stated Income Documentation: 100.00
    Min Fico for Stated Income Documentation: 500
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
K   What is min FICO for loans above 90% LTV
    Min Fico for ltv greater than 90: 513

--------------------------------------------------------------------------------

L   Seasoning hisotry - any over 3m?
M   For loans below 100k do for D above but for top 5 MSAs